UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 2006


                        LINCOLN INTERNATIONAL CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


             Delaware                   0-5767            61-0575092
    ________________________________________________________________________
     (State or other jurisdiction    (Commission       (I.R.S Employer
       of incorporation)               File Number)     Identification No.)



           641 Lexington Avenue, 25th Floor, New York, New York 10022
              ____________________________________________________
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 421-1616

ITEM 1.02.  Termination Of A Material Agreement

On September 30, 2005 Lincoln International Corporation ("Lincoln") entered into a share exchange agreement with ShowToGo, LLC ("STG"), a private limited liability company existing under the laws of the State of Delaware. Section 9.12 of this share exchange agreement contained a clause allowing for it to be terminated with the mutual written consent of STG and Lincoln. On June 12, 2006, the parties agreed to exercise this clause, and the share exchange agreement was terminated by the mutual written consent of Lincoln and STG.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Lincoln International Corporation has duly caused this report to be signed on its behalf, by the undersigned as thereunto duly authorized in the City of New York, State of New York, on the 28th day of June, 2006.


Date: June 29, 2006                         LINCOLN INTERNATIONAL CORPORATION


                                       By:  /s/Derek Caldwell
                                               --------------
                                     Name:  Derek Caldwell
                                    Title:  President